SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2003
______________

PLAYBOY ENTERPRISES, INC.

_________________

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-14790	36-4249478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
__________________________________________________
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 751-8000
______________

NOT APPLICABLE
__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

Exhibit Number	Description
99.1	Press Release issued by Playboy Enterprises, Inc. on May 7, 2003.

Item 9.  Regulation FD Disclosure.

        This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under Item 9 and also under “Item 12. Results Of Operations And Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc., dated May 7, 2003, reporting Playboy Enterprises, Inc.’s financial results for the first quarter of 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2003	PLAYBOY ENTERPRISES, INC.

By:	/s/ Linda Havard

Linda Havard ExecutiveVice President Finance and Operations, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Playboy Enterprises, Inc. on May 7, 2003.